SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  January 19, 1998


                             ----------------------

                          TECH ELECTRO INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

                             ----------------------




                 Texas                  0-27210               75-2408297
---------------------------          ------------         ---------------------
State or other Jurisdiction           Commission            (I.R.S. Employer
of Incorporation                      File Number         Identification Number)



4300 Wiley Post Road , Dallas, Texas                            75244
------------------------------------                           --------
Address of Principal Executive Office                         (Zip Code)


                                 (972) 239-7151
              ----------------------------------------------------
              (Registrant's telephone number, including area code)














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Item 4.  Changes in Registrant's Certifying Accountant

          On June 27, 1997, the Company reported that it had retained Deloitte & Touche, LLP as its independent public accountants. Since that time, the Company has determined to continue its engagement of its prior independent public accountants, King Griffin & Adamson, P.C. Deloitte & Touche, LLP has not reviewed, audited or rendered any opinion as to any financial statements of the Company or any subsidiary of the Company.


Item 5.  Other Events

          On January 19, 1998, the Company appointed David Kaye as Chief Financial Officer of the Company. Mr. Kaye replaced Sadasuke Gomi, the Company's secretary, who had held that office on a temporary basis.

Item 7.  Financial Statements and Exhibits

         None.
































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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       TECH ELECTRO INDUSTRIES, INC.
                                       -----------------------------
                                       (Registrant)

Date: February 6, 1998

                                       /s/ William Kim Wah Tan
                                       -----------------------------
                                       WILLIAM KIM WAH TAN,
                                       Chief Executive Officer



























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